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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 24, 2001

                          Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                                    76-0542208
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)


                              1800 West Loop South
                                   Suite 500
                              Houston, Texas 77027
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500


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ITEM 5.  OTHER EVENTS

         On May 14, 2001 Integrated Electrical Services, Inc. issued press releases which are attached as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C) Exhibits

Exhibit No.          Description
----------           -----------
99.1                 Press Release dated May 14, 2001





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          INTEGRATED ELECTRICAL SERVICES, INC.


                                               By: /s/ WILLIAM W. REYNOLDS
                                                   ----------------------------
                                                   WILLIAM W. REYNOLDS
                                                   EXECUTIVE VICE PRESIDENT AND
                                                      CHIEF FINANCIAL OFFICER


Dated:  May 24, 2001



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                                 EXHIBIT INDEX


Exhibit No.          Description
----------           -----------
99.1                 Press Release dated May 14, 2001